UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ENZON PHARMACEUTICALS, INC.
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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20 Kingsbridge Road
Piscataway, New Jersey 08854
(732) 980-4500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MAY 28, 2014

To our stockholders:

The 2014 annual meeting of stockholders (the “2014 Annual Meeting”) of Enzon Pharmaceuticals, Inc., a Delaware corporation, will be held at Club 101 on the Main Floor at 101 Park Avenue, New York, New York 10178 on Wednesday, May 28, 2014 at 10:00 a.m., local time, for the following purposes:

1.	to elect three (3) directors, each for a one-year term expiring at our next annual meeting of stockholders and until such director’s successor is elected and qualified (Proposal No. 1);

2.	to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal No. 2);

3.	to approve, on an advisory basis, the compensation of our named executive officers (Proposal No. 3); and

4.	to transact such other matters as may properly come before the 2014 Annual Meeting or any adjournment or postponement thereof.

Only holders of record of our common stock as of the close of business on April 7, 2014, the record date, are entitled to notice of and to vote at the 2014 Annual Meeting.

Whether or not you plan to attend the 2014 Annual Meeting, your vote is important. To assure your representation at the meeting, please vote by signing and dating the enclosed proxy card and returning it promptly in the enclosed postage-paid envelope or by submitting voting instructions via the Internet at www.cstproxyvote.com. Sending in your proxy or submitting voting instructions via the Internet will not prevent you from voting in person at the 2014 Annual Meeting. If you vote in person by ballot at the 2014 Annual Meeting, that vote will revoke any prior proxy or voting instructions that you have submitted.

By Order of the Board of Directors,

George W. Hebard III
Interim Principal Executive Officer, Interim Chief Operating Officer and Secretary

Piscataway, New Jersey
April 16, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2014 Annual meeting of stockholders TO BE HELD ON MAY 28, 2014.

This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 are available online at:
http://www.cstproxy.com/enzon/2014

20 Kingsbridge Road
Piscataway, New Jersey 08854
(732) 980-4500

PROXY STATEMENT

Enzon Pharmaceuticals, Inc. is furnishing this proxy statement and the enclosed proxy card to our stockholders of record as of the close of business on April 7, 2014 in connection with our solicitation of proxies for use at the annual meeting of stockholders and any adjournment(s), postponement(s) or other delays thereof (the “2014 Annual Meeting”) to be held at Club 101 on the Main Floor at 101 Park Avenue, New York, New York 10178 on Wednesday, May 28, 2014 at 10:00 a.m., local time.

References in this proxy statement to the “Company,” “our company,” “we,” “us,” “our” and similar terms mean Enzon Pharmaceuticals, Inc.

The accompanying proxy is solicited by our Board of Directors (our “Board”) and is revocable by the stockholder any time before it is voted.

We have elected to take advantage of the Securities and Exchange Commission’s “notice and access” rule that allows us to furnish proxy materials to stockholders online. On or about April 16, 2014, we mailed to our stockholders of record as of the close of business on April 7, 2014 either (i) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials online and how to request a printed set of our proxy materials or (ii) if previously requested, a printed set of our proxy materials. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed set of our proxy materials unless you specifically request one.

Our principal executive offices are located at 20 Kingsbridge Road, Piscataway, New Jersey 08854, telephone (732) 980-4500.

Who May Vote

Only holders of our common stock (“Common Stock”) outstanding as of the close of business on April 7, 2014 (the “Record Date”) are entitled to receive notice of, and to vote at, the 2014 Annual Meeting. As of the Record Date, there were 44,093,820 shares of Common Stock outstanding and entitled to vote at the 2014 Annual Meeting. Each share of Common Stock is entitled to one vote on all matters. No other class of securities will be entitled to vote at the 2014 Annual Meeting. There are no cumulative voting rights.

Voting Requirements

One-third of the shares of Common Stock entitled to vote at the 2014 Annual Meeting present in person or by proxy constitutes a quorum for action at the meeting. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

The vote requirement for each matter is:

•	Proposal No. 1 (Election of Directors)—A nominee will be elected as a director if he receives a majority of the votes cast at the 2014 Annual Meeting. A majority of votes cast means that the number of shares voted “FOR” a director’s election exceeds the number of votes cast “AGAINST” that director’s election. Abstentions and broker non-votes, if any, will not be counted either for or against the election of a director nominee.

•	Proposal No. 2 (Ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014)—The ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 requires the favorable vote of a majority of the shares of Common Stock present or represented by proxy at the 2014 Annual Meeting and entitled to vote thereon. Abstentions from voting will have the same effect as voting against the ratification, and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote. The ratification of the appointment of EisnerAmper LLP is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters and therefore no broker non-votes are expected to exist in connection with Proposal No. 2.

•	Proposal No. 3 (Approval, on an advisory basis, of the compensation of our named executive officers)—The approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as described in this proxy statement requires the favorable vote of a majority of the shares of Common Stock present or represented by proxy at the 2014 Annual Meeting and entitled to vote thereon. Abstentions from voting will have the same effect as voting against the proposal, and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

Our Board’s Voting Recommendations

Our Board recommends that you vote your shares “FOR” each of our Board’s nominees who are standing for election to our Board (Proposal No. 1), “FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal No. 2) and “FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 3).

How to Vote

If you are a stockholder of record as of the Record Date, you may vote (i) in person by ballot at the 2014 Annual Meeting, (ii) by submitting voting instructions via the Internet at www.cstproxyvote.com or (iii) by signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope. Instructions for Internet voting are provided in the Notice of Internet Availability of Proxy Materials and the printed proxy card. If you hold your shares of Common Stock in a stock brokerage account or through a bank or other nominee, you must follow the voting procedures provided by your broker, bank, trustee or other nominee included with your proxy materials.

Giving us your proxy means you authorize our Board’s designated proxy holders (who are identified on the enclosed proxy card) to vote your shares at the 2014 Annual Meeting in the manner that you have indicated and in their discretion on such other matters as may properly come before the 2014 Annual Meeting. If you sign and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares “FOR” each of our Board’s nominees that are standing for election to our Board (Proposal No. 1), “FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal No. 2) and “FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 3).

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If You Plan to Attend the 2014 Annual Meeting

Attendance at the 2014 Annual Meeting will be limited to stockholders as of the Record Date. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts or by a bank or other nominee may be required to show a brokerage statement or account statement reflecting stock ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the 2014 Annual Meeting. You may contact us at (732) 980-4500 or through an e-mail request to investor@enzon.com for directions to the 2014 Annual Meeting.

If you are a stockholder of record as of the Record Date, you may vote your shares in person by ballot at the 2014 Annual Meeting. If you hold your shares of Common Stock in a stock brokerage account or through a bank or other nominee, you will not be able to vote in person at the 2014 Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the 2014 Annual Meeting.

Revoking a Proxy

You may revoke your proxy or voting instructions by (i) submitting new voting instructions via the Internet at www.cstproxyvote.com, (ii) submitting a new proxy with a later date or (iii) notifying our Secretary before the 2014 Annual Meeting by mail at the address shown on page 1. If you attend the 2014 Annual Meeting in person and vote by ballot, any previously submitted proxy or voting instructions will be revoked.

How We Solicit Proxies

We will solicit proxies and will bear the entire cost of our solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, Internet and personal solicitation by our directors, officers or other regular employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other regular employees for their proxy solicitation efforts. We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of Common Stock. We have engaged the services of D.F. King & Co., Inc. to assist us in the solicitation of proxies for an anticipated fee of $6,500 plus expenses.

If You Receive More Than One Proxy Card

If you hold your shares of Common Stock in more than one account, you will receive a proxy card for each account. To ensure that all of your shares of Common Stock are voted, please sign, date and return the proxy card for each account. You should vote all of your shares of Common Stock.

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PROPOSAL NO. 1—ELECTION OF DIRECTORS

General

Pursuant to the provisions of our Amended and Restated Certificate of Incorporation and our Second Amended and Restated By-Laws, each member of our Board is to be elected each year to hold office for one year until the annual meeting of stockholders after such election. The Governance and Nominating Committee has recommended to our Board, and our Board also recommends, that the stockholders elect all of our Board’s director nominees at the 2014 Annual Meeting to serve until our next annual meeting of stockholders and until such director’s successor is elected and qualified. The proxies solicited by this proxy statement cannot be voted for more than three nominees at the 2014 Annual Meeting. The nominees who are standing for election to our Board at the 2014 Annual Meeting and certain information with respect to their backgrounds are set forth below. It is the intention of the persons named in the accompanying proxy card, unless otherwise instructed, to vote to elect the nominees named herein. In the event that any nominee named herein is unable or unwilling to serve as a director, discretionary authority is reserved to our Board to vote for a substitute. Our Board has no reason to believe that any nominee named herein will be unable to serve if elected.

Our Second Amended and Restated By-Laws provide for majority voting for election of directors in uncontested elections. In an uncontested election of directors (i.e., an election where the only nominees are those recommended by our Board), each member of our Board will be elected only if the votes cast for the nominee exceed the votes cast against the nominee, rather than by plurality voting. Plurality voting is retained for contested elections. In addition, our Board also adopted a Board Resignation Policy in furtherance of these majority voting principles. Pursuant to this policy, each of our Board’s nominees would agree to submit an irrevocable resignation from our Board which will become effective in accordance with such policy in the event the nominee fails to receive the required vote for his or her election at the 2014 Annual Meeting.

Director Nominees

Our Board has nominated and recommended for election the following persons to stand for re-election at the 2014 Annual Meeting: Jonathan Christodoro, Odysseas Kostas and Jennifer I. McNealey. The proxies solicited by this proxy statement cannot be voted for more than three nominees at the 2014 Annual Meeting.

The nominees for election to the office of director, and certain information with respect to their backgrounds, are set forth below. It is the intention of our Board’s designated proxy holders (who are identified on the enclosed proxy card), unless otherwise instructed, to vote to elect Mr. Christodoro, Dr. Kostas and Ms. McNealey.

In the event that any of our Board’s nominees is unable or unwilling to serve as a director, discretionary authority is reserved to our Board to select a substitute. Our Board has no reason to believe that any nominee named herein will be unable to serve if elected. Each nominee for director has consented to being named in this proxy statement and to serving as a director if elected.

Set forth below are the name, age and year in which the current term expires of each nominee for election to our Board as of the date of this proxy statement.

Name	Age	Director Since	Position with Our Company	Term Expires on the Annual Meeting Held in the Year
Nominees:
Jonathan Christodoro	38	2013	Chairman of the Board	2014
Odysseas Kostas	39	2013	Director	2014
Jennifer I. McNealey	40	2013	Director	2014

BUSINESS EXPERIENCE OF NOMINEES

Director Nominees

Jonathan Christodoro was appointed as a director of our company on October 7, 2013 and as Chairman of our Board on November 20, 2013. Mr. Christodoro has served as a Managing Director of Icahn Capital LP, the entity through which Carl C. Icahn manages investment funds, since July 2012. Mr. Christodoro is responsible for identifying, analyzing and monitoring investment opportunities and portfolio companies for Icahn Capital LP. Prior to joining Icahn Capital LP, Mr. Christodoro served in various investment and research roles at P2 Capital Partners, LLC, Prentice Capital Management, LP, and S.A.C. Capital Advisors, LP. Mr. Christodoro began his career as an investment banking analyst at Morgan Stanley, where he focused on merger and acquisition transactions across a variety of industries. Mr. Christodoro has been a director of Hologic, Inc., a medical devices company, since December 2013, a director of Talisman Energy, Inc., a global oil and gas company, since December 2013 and a director of Herbalife Ltd., a global nutrition company, since April 2013. Mr. Christodoro received an M.B.A. from the University of Pennsylvania’s Wharton School of Business with Distinction, majoring in Finance and Entrepreneurial Management. Mr. Christodoro received a B.S. in Applied Economics and Management Magna Cum Laude with Honors Distinction in Research from Cornell University. Mr. Christodoro also served in the United States Marine Corps.

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Odysseas Kostas, M.D. was appointed as a director of our company on September 25, 2013. Since 2011, Dr. Kostas has been an associate analyst covering the biotechnology and pharmaceutical industries at International Strategy & Investment, a full service broker-dealer that provides macro and fundamental research, sales, and trading services to customers. Prior to that, Dr. Kostas was a consultant - senior associate analyst covering the biotechnology industry at Sanford C. Bernstein and Co. from May 2011 to August 2011. Prior to that, Dr. Kostas worked at the Greenwich Hospital/Yale New Haven Health as hospitalist from 2008 to 2011 and was member of hospital committees from 2003 to 2011. Dr. Kostas was also a member of the board of directors at Mast Therapeutics (then known as ADVENTRX Pharmaceuticals) from February 2010 to May 2011, and a strategy consultant at Mast Therapeutics from December 2008 to January 2009. Dr. Kostas has an M.D. from the University of Texas Southwestern Medical School, and a B.S. from Massachusetts Institute of Technology.

Jennifer I. McNealey was appointed as a director of our company on September 25, 2013. Ms. McNealey founded Laurient LLC, a market research company focused on the biotechnology and pharmaceutical industries, in 2005 where she worked until 2012. Prior to founding Laurient LLC, Ms. McNealey served as a portfolio manager and biotechnology analyst at various firms, including Paramount Capital, Franklin Templeton, Amerindo Investment Advisors and Morgan Stanley Dean Witter Advisors. Ms. McNealey has a B.A. and an M.H.A. from Cornell University.

There are no family relationships among any of our directors or executive officers.

Recommendation

Our Board recommends a vote “FOR” each of the nominees named above (Proposal No. 1 on the proxy card).

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DIRECTORS’ NOMINATION

Process for Identifying and Evaluating Nominees. The Charter of the Governance and Nominating Committee specifies the process for nominating persons for election to our Board. The Governance and Nominating Committee will solicit nominations for new directors and screen the list of potential new directors submitted to it by other directors or any other sources and decide whether the assistance of a search firm is needed, and if so, choose the firm. After a review of board candidates and after considering the advice of the Chairperson of our Board, the committee will designate which candidates, if any, are to be interviewed.

Criteria for Board Membership. The Charter of the Governance and Nominating Committee does not set forth the specific criteria for identifying and recommending new candidates to serve as directors; however, candidates may be interviewed by the Governance and Nominating Committee to evaluate the following, among other qualifications it may deem appropriate:

•	experience as a director of another publicly-traded corporation, experience in industries or with technologies relevant to our company, accounting or financial reporting experience, or such other professional experience that the Governance and Nominating Committee determines qualifies an individual for Board service;

•	candidates’ business judgment and temperament, ethical standards, view of the relative responsibilities of a director and management, independent thinking, articulate communication and intelligence; and

•	any other factors as the Governance and Nominating Committee deems appropriate, including judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to our Board and any committees of our Board.

Although the Governance and Nominating Committee does not have a written diversity policy, it generally considers diversity of knowledge, skills and professional experience as factors in evaluating candidates for our Board.

Stockholder Nominees. The Governance and Nominating Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Governance and Nominating Committee, c/o the Secretary, and should include the following information: (i) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and our Second Amended and Restated-Bylaws; (ii) the names and addresses of the stockholders making the nomination and the number of shares of Common Stock that are owned beneficially and of record by such stockholders; (iii) appropriate biographical information and a statement as to the qualification of the nominee and (iv) a statement whether the nominee, if elected, intends to tender an irrevocable resignation effective upon such person’s failure to receive the required vote, as will be provided by candidates nominated by our Board, in accordance with our Board’s resignation policy described below. Our Second Amended and Restated By-Laws generally require that this information should be submitted not less than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. The manner in which the committee evaluates potential directors will be the same for candidates recommended by the stockholders as for candidates recommended by others.

Majority Voting for Directors and Board Resignation Policy. Our Second Amended and Restated By-Laws provide for majority voting for election of directors in uncontested elections. In an uncontested election of directors (i.e., an election where the only nominees are those recommended by our Board), each member of our Board will be elected only if the votes cast for the director exceed the votes cast against the director, rather than by plurality voting. Plurality voting is retained for contested elections. In addition, our Board also adopted a Board Resignation Policy in furtherance of the majority voting principles reflected in our Second Amended and Restated By-Laws. Under this policy, in uncontested elections, a director nominee who does not receive the required votes for election or re-election is expected to tender his or her resignation to our Board. In addition, our Board expects candidates to tender resignations if they fail to receive the required votes. The resignation tendered by a nominee will be effective automatically on the 60th day following the annual meeting at which the nominee failed to receive the required vote, unless our Board decides to suspend the resignation for so long as our Board determines that such resignation would cause our Board or committees thereof to fail to comply with our bylaws, the Delaware General Corporation Law, the listing requirements of The Nasdaq Stock Market LLC or any regulation promulgated by the Securities and Exchange Commission (the “SEC”). Enzon intends on publicly disclosing our Board’s determination regarding suspension of the tendered resignation and the rationale behind the decision.

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DIRECTORS’ COMPENSATION

2013 Outside Director Compensation Plan

In January 2013, the Governance and Nominating Committee reviewed director compensation in view of changes in the size and direction of our company and trends in director compensation at peer group companies. In January 2013, our Board adopted the 2013 Outside Director Compensation Plan, which remained in effect until the Amended and Restated 2013 Outside Director Compensation Plan (described below) became effective on July 1, 2013. Under the 2013 Outside Director Compensation Plan, each non-employee director received an annual grant of stock options on the first trading day of the calendar year with a Black-Scholes value of $25,000 and an exercise price equal to the closing price of our Common Stock on the date of grant (the “2013 Plan Annual Option Grant”) and an annual grant of restricted stock units settled in shares of Common Stock on the first trading day after June 30 of each calendar year with a value of $50,000 (the “2013 Plan Annual Restricted Stock Grant”). These grants were made under our equity compensation plans. The 2013 Plan Annual Option Grant vests in one tranche on the first anniversary of the date of grant if the recipient director remains on our Board on that date. Once vested, options granted pursuant to the 2013 Plan Annual Option Grant expire on the 10th anniversary of the date of grant. The number of shares issued in the 2013 Plan Annual Restricted Stock Grant was equal to $50,000 divided by the closing price of our Common Stock on the date of grant. The shares covered by the 2013 Plan Annual Restricted Stock Grant vest in three equal tranches on each of the first three anniversaries of the date of grant if the recipient director remains on our Board on each such date. For the Chairperson of our Board, if such Chairperson is not an employee of our company, the value of the options and restricted stock units covered by the 2013 Plan Annual Option Grant and the 2013 Plan Annual Restricted Stock Grant were twice the amounts mentioned above. For the Vice-Chairperson of our Board, if such Vice-Chairperson is not an employee of our company, the value of the options and restricted stock units covered by the 2013 Plan Annual Option Grant and the 2013 Plan Annual Restricted Stock Grant were 1.75 times the amounts mentioned above. In addition, under the 2013 Outside Director Compensation Plan, each non-employee director received an annual cash retainer of $30,000. Non-employee directors also received an additional annual cash retainer of $18,000 for service as chair of the Finance and Audit Committee and $8,000 for service as chair of any other committee. Non-employee directors received an additional annual cash retainer of $8,000 for service as members of the Audit and Finance Committee, an annual cash retainer of $4,000 for each other committee on which they served but did not chair.

Amended and Restated 2013 Outside Director Compensation Plan

In June 2013, the Governance and Nominating Committee further reviewed director compensation in view of changes in the size and direction of our company. The Governance and Nominating Committee recommended further changes to eliminate equity grants and reduce cash compensation to non-employee directors. Based upon these recommendations, in June 2013, our Board adopted the Amended and Restated 2013 Outside Director Compensation Plan, which became effective on July 1, 2013. Under the Amended and Restated 2013 Outside Director Compensation Plan, each non-employee director (i) receives an annual cash retainer of $30,000, (ii) for service as chair of the Finance and Audit Committee receives an additional annual cash retainer of $10,000 and (iii) for service as a member of the Finance and Audit Committee receives an additional annual cash retainer of $5,000. These annual cash retainers are payable quarterly at the end of each quarter, beginning with the third quarter of the fiscal year ended December 31, 2013.

Directors who are employees of our company do not receive compensation for their service on our Board.

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Total Director Compensation

A summary of compensation paid to each of our directors during fiscal year ended December 31, 2013 is set forth below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(3)	Total ($)
Jonathan Christodoro(4)	9,158	—	—	9,158
Alexander J. Denner(5)	38,658	—	49,984	88,642
Thomas F. Deuel(6)	32,293	—	24,992	57,285
George W. Hebard III(7)	—	—	—	—
Odysseas Kostas(8)	9,063	—	—	9,063
Robert LeBuhn(9)	40,511	—	24,992	65,503
Jennifer I. McNealey(10)	9,063	—	—	9,063
Richard C. Mulligan(11)	37,658	—	43,737	81,395
Robert C. Salisbury(12)	45,870	—	24,992	70,862
Richard A. Young(13)	41,601	—	24,992	66,593

(1)	Dollar value of stock awards and option awards shown in this table is the aggregate grant date fair value of such awards calculated in accordance with FASB ASC Topic 718 without regard to forfeitures. Assumptions used in the calculations are included in our audited financial statements for the fiscal year ended December 31, 2013 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the SEC on March 14, 2014.

(2)	As of December 31, 2013, none of the individuals listed in this table held any outstanding unvested restricted stock units, except that, as of December 31, 2013, Mr. Hebard held 64,235 unvested restricted stock units related to his service as an executive officer of our company.

(3)	As of December 31, 2013, each of the individuals listed in this table held the following number of outstanding stock options after giving effect to equitable adjustments that were approved by the Compensation Committee and made to then outstanding stock options in connection with the special cash dividend of $1.60 per share of common stock that we paid on June 4, 2013 and the special cash dividend of $0.45 per share of common stock that we paid on December 23, 2013: Mr. Christodoro: 0, Dr. Denner: 115,442, Dr. Deuel: 45,663, Mr. Hebard: 21,807, Dr. Kostas 0, Mr. LeBuhn: 144,457, Ms. McNealey 0, Professor Mulligan: 78,912, Mr. Salisbury: 149,457 and Dr. Young: 45,663.

(4)	Mr. Christodoro, who was appointed as a director of our company on October 7, 2013, was re-elected as a director at our 2013 annual meeting of stockholders held on November 20, 2013.

(5)	Dr. Denner did not stand for re-election at our 2013 annual meeting of stockholders held on November 20, 2013 and his service on our Board ended on that date.

(6)	Dr. Deuel did not stand for re-election at our 2013 annual meeting of stockholders held on November 20, 2013 and his service on our Board ended on that date.

(7)	Mr. Hebard did not stand for re-election at our 2013 annual meeting of stockholders held on November 20, 2013 and his service on our Board ended on that date. Mr. Hebard continues to serve as our Interim Principal Executive Officer, Interim Chief Operating Officer and Secretary on a consulting basis.

(8)	Dr. Kostas, who was appointed as a director of our company on September 25, 2013, was re-elected as a director at our 2013 annual meeting of stockholders held on November 20, 2013.

(9)	Mr. LeBuhn resigned from our Board on October 8, 2013.

(10)	Ms. McNealey, who was appointed as a director of our company on September 25, 2013, was re-elected as a director at our 2013 annual meeting of stockholders held on November 20, 2013.

(11)	Professor Mulligan did not stand for re-election at our 2013 annual meeting of stockholders held on November 20, 2013 and his service on our Board ended on that date.

(12)	Mr. Salisbury resigned from our Board on October 8, 2013.

(13)	Dr. Young did not stand for re-election at our 2013 annual meeting of stockholders held on November 20, 2013 and his service on our Board ended on that date.

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CORPORATE GOVERNANCE

Director Independence

All of our current directors, each of whom is standing for re-election at the 2014 Annual Meeting, meet the listing standards of NASDAQ for independence. During fiscal year 2013, Mr. Hebard was the only director who did not meet the listing standards of NASDAQ for independence due to his position as our Interim Principal Executive Officer and Interim Chief Operating Officer. Mr. Hebard did not stand for re-election at our 2013 annual meeting of stockholders and his service on our Board ended on November 20, 2013. During fiscal year 2013, the independent directors held two executive sessions at which only the independent directors were present. Dr. Denner presided at these executive sessions.

Meetings and Attendance

Our Board held 14 meetings during fiscal year 2013. Each director attended at least 75% of the total number of meetings held during fiscal year 2013 by our Board and committees of our Board of which such director was a member.

Enzon does not have a policy requiring our directors to attend our annual stockholders’ meetings.

Board Leadership Structure

We have historically separated the Chairperson and Vice-Chairperson positions from the Principal Executive Officer position in order to allow the Principal Executive Officer to focus on setting the strategic direction of our company and the day-to-day leadership and performance of our company, while the Chairperson and Vice-Chairperson lead our Board in its role of providing advice to, and overseeing the performance of, the Principal Executive Officer. Upon his re-election as a director at our 2013 annual meeting of stockholders held on November 20, 2013, our Board appointed Jonathan Christodoro as the Chairman of our Board, while Mr. Hebard continues to serve as our Interim Principal Executive Officer, Interim Chief Operating Officer and Secretary on a consulting basis. Our Board has not appointed a Vice-Chairperson of our Board.

Communications with Directors

Stockholders may communicate directly with the directors. All communications should be sent in care of our Secretary at our address and should prominently indicate on the outside of the envelope that it is intended for our Board, for a specific non-employee director or a particular committee of our Board. If no director is specified, the communication will be forwarded to the entire Board.

Standing Committees of our Board

Finance and Audit Committee

All three current members of our Board were appointed to the Finance and Audit Committee on October 14, 2013 and currently constitute the Finance and Audit Committee. Accordingly, our entire Board currently acts as the Finance and Audit Committee. When our Board acts as the Finance and Audit Committee, Mr. Christodoro acts as the Chairman of the Finance and Audit Committee. During fiscal year 2013, Robert C. Salisbury served as the Chairman of the Finance and Audit Committee until October 8, 2013, Robert LeBuhn served as a member of the Finance and Audit Committee until October 8, 2013 and Richard A. Young served as a member of the Finance and Audit Committee until November 20, 2013. The Finance and Audit Committee held 7 meetings during the fiscal year ended December 31, 2013.

In evaluating the composition of our Board when acting as the Finance and Audit Committee, our Board has determined that each current member of our Board is independent as defined by the listing standards of The NASDAQ Stock Market (“NASDAQ”). Our Board has determined that Mr. Christodoro satisfies the definition of “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

The primary purpose of the Finance and Audit Committee is to monitor the integrity of our company’s financial reporting process and financial statements, the systems of internal controls and controls over financial reporting, our company’s compliance with legal and regulatory requirements, and the performance and independence of our company’s independent registered public accounting firm. The Finance and Audit Committee meets periodically with management to consider the adequacy of our company’s internal controls and the financial reporting process. The Finance and Audit Committee also discusses these matters with our company’s independent registered public accounting firm. The Finance and Audit Committee reviews our financial statements and discusses them with management and our company’s independent registered public accounting firm before those financial statements are filed with the SEC. The charter of the Finance and Audit Committee may be found on our website at www.enzon.com.

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Compensation Committee

All three current members of our Board were appointed to the Compensation Committee on November 20, 2013 and currently constitute the Compensation Committee. Accordingly, our entire Board currently acts as the Compensation Committee. When our Board acts as the Compensation Committee, Ms. McNealey acts as the Chairwoman of the Compensation Committee. During fiscal year 2013, Robert LeBuhn served as the Chairman of the Compensation Committee until October 8, 2013 and Thomas F. Deuel and Richard A. Young each served as a member of the Compensation Committee until November 20, 2013. There were 3 meetings of the Compensation Committee during the fiscal year ended December 31, 2013.

In evaluating the composition of our Board when acting as the Compensation Committee, our Board has determined that each current member of our Board is independent as defined by the listing standards of NASDAQ.

The primary duties and responsibilities of the Compensation Committee are to oversee our overall compensation structure, policies and programs, and assess whether our compensation structure establishes appropriate incentives for management and employees, to administer our incentive-compensation and equity-based compensation plans, to review and approve corporate goals and objectives, if any, relevant to the compensation of our Principal Executive Officer and set the compensation of other executive officers based upon the recommendation of our Principal Executive Officer, and to review and recommend employment agreements and severance arrangements, if any, for senior officers, including change of control provisions, plans or agreements, among other things.

The Compensation Committee has the authority to retain, at our expense, such outside counsel, experts and other advisors as it determines appropriate to assist it in the performance of its functions, including the sole authority to retain and terminate any compensation consultant and to approve the consultant’s fees and other retention terms.

The charter of the Compensation Committee may be found on our website at www.enzon.com.

Governance and Nominating Committee

All three current members of our Board were appointed to the Governance and Nominating Committee on November 20, 2013 and currently constitute the Governance and Nominating Committee. Accordingly, our entire Board currently acts as the Governance and Nominating Committee. When our Board acts as the Governance and Nominating Committee, Dr. Kostas acts as the Chairman of the Governance and Nominating Committee. During fiscal year 2013, Richard C. Mulligan served as the Chairman of the Governance and Nominating Committee until November 20, 2013, Alexander J. Denner served as a member of the Governance and Nominating Committee until November 20, 2013, and Robert C. Salisbury and Robert LeBuhn each served as a member of the Governance and Nominating Committee until October 8, 2013. There were 5 meetings of the Governance and Nominating Committee during the fiscal year ended December 31, 2013.

In evaluating the composition of our Board when acting as the Governance and Nominating Committee, our Board has determined that each current member of our Board is independent as defined by the listing standards of NASDAQ.

The Governance and Nominating Committee reviews and sets corporate governance policy and is responsible for making recommendations on organization and procedures, performance evaluation of our Board and individual directors, and nomination of directors. The Governance and Nominating Committee’s Charter may be found on our website at www.enzon.com.

Our Board’s Role in Risk Oversight

We, like other companies, face a variety of risks. Our Board has historically exercised oversight over risk management primarily through the Finance and Audit Committee, which reviews our policies regarding risk oversight and management. Risk oversight has been a significant component in all major Board decisions and the evaluation of risk is an important element in our Board’s decision-making process. In addition, other Board committees have reviewed risks relating to their areas of oversight. For example, the Compensation Committee has generally reviewed risks relating to our compensation practices and policies and has sought to establish compensation packages that reward strong performance without encouraging excessive risk-taking.

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We have reviewed risk on an ongoing basis at all levels of the corporate organization. Historically, management, at least annually, reviewed its risk management activities with the Finance and Audit Committee, and the Chairman of the Finance and Audit Committee provided updates to the full Board.

Code of Conduct

Our Board has adopted a Code of Conduct that is applicable to all of our directors, officers and employees. Any material changes made to the Code of Conduct or any waivers granted to any of our directors and executive officers will be publicly disclosed on our website at www.enzon.com within four business days of such material change or waiver. A copy of our Code of Conduct is available on the Corporate Governance page of our website at www.enzon.com or upon request, without charge, by contacting us at (732) 980-4500 or through an e-mail request to investor@enzon.com.

Compensation Committee Interlocks and Insider Participation

No member of our Board, which acts as the Compensation Committee, was an officer or employee of our company during 2013, was formerly an officer of our company, or had any relationship requiring disclosure by us under Item 404 of Regulation S-K under the Exchange Act.

During 2013, none of our executive officers served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served on our Compensation Committee or on our Board, and none of our executive officers served as a director of another entity, one of whose executive officers served on our Compensation Committee.

During 2013, Mr. Hebard, our Interim Principal Executive Officer, Interim Chief Operating Officer and Secretary, participated in deliberations concerning executive compensation, although he was not responsible for the deliberations or final determination of his own compensation.

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

Set forth below is certain biographical information regarding our executive officers as of the date of this proxy statement.

George W. Hebard III (age 40) – Mr. Hebard has served as our Interim Principal Executive Officer and Interim Chief Operating Officer since May 2012 and our Secretary since November 2013. Mr. Hebard was appointed as a director of our company on February 27, 2012. Mr. Hebard ceased to be an employee of our company on December 31, 2013, and he continues to serve as our Interim Principal Executive Officer, Interim Chief Operating Officer and Secretary on a consulting basis. Mr. Hebard is currently a Managing Director of Barington Capital Group, a New York investment firm. From September 2011 to April 2012, Mr. Hebard was a Managing Director at Icahn Capital LP, the entity through which Carl C. Icahn manages investment funds. Prior to joining Mr. Icahn, from 2005 to 2011, Mr. Hebard served as a Managing Director at Blue Harbour Group, an investment firm in Greenwich, Connecticut. Prior to Blue Harbour Group, Mr. Hebard served as a Managing Director at Ranger Partners from 2002 to 2003, and prior to Ranger Partners, Mr. Hebard was an Associate at Icahn Associates Corp. from 1998 to 2002. He has an MBA from INSEAD and an A.B. in Economics from Princeton University.

Richard L. Feinstein (age 70) – Mr. Feinstein has served as our Vice President - Finance and Principal Financial Officer since December 13, 2013. Mr. Feinstein is a retired partner of KPMG LLP and currently a private consultant providing management and financial advice to clients in a variety of industries. From September 2010 to July 2013, as a consultant, he was the Chief Financial Officer of Ameritrans Capital Corporation. From April 2004 to December 2004, Mr. Feinstein, as a consultant, served as Chief Financial Officer for Image Technology Laboratories, Inc, a developer and provider of radiological imaging, archiving and communications systems. From December 1997 to October 2002, Mr. Feinstein was a Senior Vice-President and Chief Financial Officer for The Major Automotive Companies, Inc., formerly a diversified holding company, but now engaged solely in retail automotive dealership operations. Mr. Feinstein has served on boards of both publicly-held and not-for-profit enterprises. Currently, Mr. Feinstein is a board member and chair of the audit committee of MKTG, Inc. and is on the board and chief financial officer of the not-for-profit USA Fitness Corps. Previously, Mr. Feinstein was a board member and chair of the audit committee of EDGAR Online, Inc., a board member and chair of the finance committee of the New York Road Runners and a member of the executive committee of the Association for a Better New York. Mr. Feinstein, a certified public accountant, received a BBA degree from Pace University. Mr. Feinstein also served in the United States Marine Corps.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following discussion describes the objectives of our executive compensation program that were applicable to 2013 executive compensation decisions, including the philosophy behind the programs and the elements of our executive compensation program. The following discussion focuses on 2013 executive compensation decisions relating to the following individuals, who were our named executive officers for 2013 and whom we refer to in this proxy statement as our named executive officers:

•	George W. Hebard III, our current Interim Principal Executive Officer and Interim Chief Operating Officer since May 2012 and our current Secretary since November 2013 on a consulting basis;

•	Richard L. Feinstein, our current Vice President - Finance and Principal Financial Officer since December 2013 on a consulting basis;

•	Andrew Rackear, our former Vice President and General Counsel, whose employment ceased in November 2013;

•	Timothy G. Daly, our former Vice President, Controller and Chief Accounting Officer, whose employment ceased in August 2013;

•	Aby Buchbinder, our former Vice President, Clinical Development, whose employment ceased in February 2013; and

•	Charles Conover, our former Senior Vice President of Research & Development, Program Management, whose employment ceased in March 2013.

Objectives of Our Executive Compensation Program

Compensation Philosophy

We were previously dedicated to the research and development of innovative therapeutics for patients with high unmet medical needs. In December 2012, we announced that our Board retained Lazard Frères & Co. LLC to act as financial advisor in a review of the possible sale or disposition of one or more corporate assets or a sale of our company and that our Board established a special committee to oversee our sale review process. In connection with our sale review process, we substantially suspended all clinical development activities with a goal of conserving capital and maximizing value returned to our stockholders. In April 2013, we announced that we had concluded a review of the sale or disposition of one or more corporate assets or a sale of our company. The review did not result in a definitive offer to acquire our company or all or substantially all of our assets. In the same announcement, we also announced that our Board intends to distribute excess cash, expected to arise from ongoing royalty revenues, in the form of periodic dividends to stockholders. We wound down our remaining research and development activities during 2013.

Over the course of 2013, our executive compensation philosophy evolved due to the reduction in the scope of our operations, as well as the suspension and eventual wind-down of our research and development activities.

At the beginning of 2013, the philosophy of our executive compensation program was to incentivize our executive officers to remain with our company during its period of transition and to motivate our executive officers to explore corporate transactions that were in the best interests of our stockholders. For most of 2013, the compensation package for our named executive officers consisted of a base salary. Over the course of 2013, the number of executive officers was reduced, and for our remaining executive officers, we moved away from using base salary towards consulting arrangements based on hourly compensation. In February 2013, we terminated Dr. Buchbinder’s employment as our Vice President, Clinical Development. In March 2013, we terminated Dr. Conover’s employment as our Senior Vice President of Research & Development. In August 2013, Mr. Daly resigned as our Vice President, Controller and Chief Accounting Officer. In November 2013, we terminated Mr. Rackear’s employment as our Vice President and General Counsel. He continues to provide consulting services to our company at a rate of $250 per hour pursuant to the terms of a separation agreement that was entered into on September 27, 2013. On December 13, 2013, we appointed Mr. Feinstein to serve as our Vice President - Finance and Principal Financial Officer on a consulting basis at a rate of $225 per hour for each hour worked pursuant to the terms of an independent contractor agreement that was entered into on the same date. On December 31, 2013, Mr. Hebard ceased to be an employee of our company and began serving as our Interim Principal Executive Officer, Interim Chief Operating Officer and Secretary on a consulting basis at a rate of $250 per hour for each hour or portion of an hour worked pursuant to the terms of a separation agreement that was entered into on December 13, 2013.

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We currently have no clinical operations and limited corporate operations. As we have reduced the scope of our operations and wound down our clinical programs, our current executive compensation program is designed to continue to retain consultants who can effectively and efficiently perform services on an hourly basis.

Compensation Consultant; Compensation Peer Group

In making 2013 executive compensation decisions, the Compensation Committee engaged Radford, an Aon Hewitt company, as its outside compensation consultant to assist the Compensation Committee with determinations concerning compensation levels and mix for our named executive officers. For 2013 executive compensation decisions, the Compensation Committee did not adopt all of Radford’s recommendations, but utilized Radford’s work in making compensation decisions. As part of its engagement, Radford analyzed data from, and identified, a peer group for 2013 compensation decisions focusing primarily on companies that operated in the biotechnology and pharmaceutical industries and were comparable to our company in terms of stage of development, number of employees, market capitalization and potential for growth. In identifying this peer group, Radford recommended maintaining approximately the same selection criteria as was used to select the peer group for 2012 executive compensation decisions. This peer group consists of the following 17 companies:

Achillion Pharmaceuticals, Inc.	Ardea Biosciences, Inc.

ArQule, Inc.	AVEO Pharmaceuticals, Inc.

Cell Therapeutics, Inc.	Celldex Therapeutics, Inc.

Exelixis, Inc.	Infinity Pharmaceuticals, Inc.

Keryx Biopharmaceuticals, Inc.	NPS Pharmaceuticals, Inc.

Novavax, Inc.	Oncothyreon Inc.

Sangamo BioSciences, Inc.	Sarepta Therapeutics, Inc.

Tangacept, Inc.	Synta Pharmaceuticals Corp.

ZIOPHARM Oncology, Inc.

In September 2012, Radford presented the Compensation Committee with this new peer group. The Compensation Committee considered and discussed this new peer group and determined that this new peer group was an appropriate peer group to be used for purposes of determining 2013 executive compensation.

Radford’s presentation to our Compensation Committee noted that our market capitalization as of September 20, 2012 ranked in the 26th percentile of companies comprising the peer group used for 2013 executive compensation decisions.

Based on this peer group, the Compensation Committee, in consultation with our other independent directors, generally set 2013 base salaries for our executive officers in the aggregate at around the 50th percentile of compensation paid to similarly situated executives of the companies comprising this peer group, with Mr. Hebard’s 2013 base salary set at $430,000, which was below the 25th percentile of compensation paid to similarly situated executives of the companies comprising this peer group and our remaining executive officers’ 2013 base salaries set at between $221,450 and $358,936, which were between the 50th percentile and 75th percentile of compensation paid to similarly situated executives of the companies comprising this peer group.

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In January 2013, Radford reviewed the severance protection arrangements then in effect for our executive officers with a view toward recommending changes as appropriate in light of our then current strategic objectives in connection with the sale review process that we had announced in December 2012 and which concluded in April 2013. The Compensation Committee, in consultation with our other independent directors, ultimately decided not to approve any severance protection arrangements for Mr. Hebard due to his then relatively short tenure with our company and the interim nature of his appointment. However, the Compensation Committee, in consultation with Radford and our other independent directors, approved severance protection arrangements for our other executive officers. A discussion of these severance protection arrangements are described below under “Executive Officer Severance Agreements.”

Compensation Consultant and Conflict of Interest Analysis

The Compensation Committee considered the relationships that Radford has had with our company, the members of the Compensation Committee and our executive officers, as well as the policies that Radford has in place to maintain its independence and objectivity, and determined that the work performed by Radford did not raise any conflict of interest.

Role of Stockholder Advisory Vote to Approve Compensation of Named Executive Officers

At our 2013 annual meeting of stockholders, 25,785,378 shares voted for the approval, on an advisory basis, of the compensation of our named executive officers, whereas 6,931,302 shares voted against such approval. The Compensation Committee believes that this affirms our stockholders’ support of our approach to 2013 executive compensation.

Components of the Compensation Package

For most of 2013, the compensation package for each of our named executive officers consisted of base salary, change of control and severance benefits and various other benefits. Each component of the compensation package and the allocation of such components were proposed by management and reviewed and approved by the Compensation Committee, in consultation with our other independent directors. As discussed above, over the course of 2013, the number of executive officers was reduced, and for our remaining executive officers, we moved away from using base salary towards consulting arrangements based on hourly compensation.

Beginning with 2013, annual performance-based incentives were no longer a component of our executive compensation program, as no corporate or individual performance goals for 2013 were established and no 2013 cash incentive awards were granted to our named executive officers. In addition, beginning with 2013, stock incentive programs were no longer a component of our executive compensation program, as no equity awards were granted to our named executive officers during 2013.

Base Salary

George W. Hebard III. Mr. Hebard began 2013 with an annual base salary of $430,000. On December 31, 2013, Mr. Hebard ceased receiving a base salary, as he ceased to be an employee of our company and began serving as our Interim Principal Executive Officer, Interim Chief Operating Officer and Secretary on a consulting basis at a rate of $250 per hour for each hour or portion of an hour worked pursuant to the terms of a separation agreement that was entered into on December 13, 2013.

Richard L. Feinstein. Mr. Feinstein did not receive an annual base salary in 2013 and does not currently receive an annual base salary. On December 13, 2013, we appointed Mr. Feinstein to serve as our Vice President - Finance and Principal Financial Officer. Pursuant to the terms of an independent contractor agreement dated as of December 13, 2013, Mr. Feinstein serves as our Vice President - Finance and Principal Financial Officer on a consulting basis and is paid at a rate of $225 per hour for each hour worked.

Andrew Rackear. Mr. Rackear began 2013 with an annual base salary of $347,988. In November 2013, we terminated Mr. Rackear’s employment as our Vice President and General Counsel. He continues to provide consulting services to our company at a rate of $250 per hour pursuant to the terms of a separation agreement that was entered into on September 27, 2013.

Timothy G. Daly. Mr. Daly began 2013 with an annual base salary of $221,450. In August 2013, Mr. Daly resigned as our Vice President, Controller and Chief Accounting Officer.

Aby Buchbinder. Dr. Buchbinder began 2013 with an annual base salary of $358,936. In February 2013, we terminated Dr. Buchbinder’s employment as our Vice President, Clinical Development.

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Charles Conover. Dr. Conover began 2013 with an annual base salary of $307,500. In March 2013, we terminated Dr. Conover’s employment as our Senior Vice President of Research & Development.

Other Benefits

We previously maintained the 2007 Employee Stock Purchase Plan, pursuant to which all eligible employees (including our executive officers) who chose to participate in the plan had deductions made by us from their compensation to purchase our Common Stock semi-annually on March 31 and September 30 of each year, at a purchase price equal to 85% of the reported last sale price of our Common Stock on either the first or last day of each six-month offering period, whichever is less. For a portion of 2013, our then current executive officers participated in this plan. Our Board terminated this plan, effective June 28, 2013.

We previously maintained the Enzon Pharmaceuticals Savings and Investment Plan, a tax-qualified defined contribution plan for the benefit of all of our employees (including our executive officers) that also provided for a discretionary matching contribution by our company. During part of 2013, our then current executive officers participated in this plan. Our Board terminated this plan, effective June 28, 2013.

During part of 2013, our then current executive officers participated in various medical, dental, life, disability and benefit programs that were generally made available to all employees. The Compensation Committee has a policy in place providing that we will not make any additional payments to executive officers to make them whole with respect to taxes incurred in connection with any perquisites.

Executive Officer Severance Agreements

George W. Hebard III

Mr. Hebard is not covered by a severance or change in control agreement.

Richard L. Feinstein

Mr. Feinstein is not covered by a severance or change in control agreement.

Andrew Rackear

Mr. Rackear’s employment as our Vice President and General Counsel ceased in November 2013. On September 27, 2013, we entered into a separation agreement with Mr. Rackear, pursuant to which he received (i) $723,791 of his severance payment, (ii) a payment of $8,000 to assist him with outplacement and (iii) medical and dental coverage under COBRA for him and his family for a period of 18 months at a total premium cost of $64,122. Mr. Rackear remains entitled to receive the remaining $100,000 of his severance payment in May 27, 2014. Pursuant to his severance agreement, all outstanding and unvested equity-based compensation awards granted to him continue to vest in accordance with their terms. Mr. Rackear continues to provide consulting services on an hourly basis to our company pursuant to the terms of his separation agreement at a rate of $250 per hour.

Departure of Timothy G. Daly

In February 2013, we entered into a severance agreement with Mr. Daly. On August 9, 2013, Mr. Daly resigned as our Vice President, Controller and Chief Accounting Officer. His resignation did not trigger any payments under his severance agreement. Nevertheless, the Compensation Committee at the time, in consultation with our then current other independent directors, approved, and Mr. Daly received, a separation payment in the amount of $33,521 for his service in fiscal year 2013 and his assistance in transitioning his responsibilities. Following the effective date of his resignation, Mr. Daly provided consulting services on an hourly basis to our company during such transition.

Departure of Aby Buchbinder

Dr. Buchbinder’s employment as our Vice President of Clinical Development ceased in February 2013. In connection with his separation from our company, on February 28, 2013, we entered into a severance agreement and release of claims with Dr. Buchbinder, pursuant to which he received (i) a severance payment of $379,243, (ii) a payment of $4,000 to assist him with outplacement and (iii) medical, dental and vision continuation coverage for him and his family for a period of 12 months at a total premium cost of $16,276. Pursuant to his severance agreement, the remaining restricted stock units granted to Dr. Buchbinder on September 22, 2010 became vested on the original vesting date (i.e. September 22, 2013).

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Departure of Charles Conover

Dr. Conover’s employment as our Senior Vice President of Research & Development, Program Management ceased in March 2013. In connection with his separation from our company, on April 25, 2013, we entered into a severance agreement and release of claims with Dr. Conover, pursuant to which he received (i) a severance payment of $333,448, (ii) a payment of $4,000 to assist him with outplacement and (iii) medical, dental and vision continuation coverage for him and his family for a period of 12 months at a total premium cost of $16,276. Pursuant to his severance agreement, the remaining restricted stock units granted to Dr. Conover on September 22, 2010 became vested on the original vesting date (i.e. September 22, 2013).

Impact of Tax and Accounting Treatment on Compensation

The accounting and tax treatment of compensation generally has not been an important factor in determining the amounts of compensation for our executive officers. However, the Compensation Committee and management have considered the accounting and tax impact of various program designs to balance the potential cost to us with the benefit/value to the executive.

Conclusion

For 2013, we believe our compensation policies and practices have been reasonable and appropriate in light of the reduction in the scope of our operations, as well as the suspension and eventual wind-down of our research and development activities.

Historical Compensation of our Executive Officers

The following tables and descriptive materials set forth information concerning compensation earned for services rendered to us by our named executive officers for fiscal year 2013.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)		All Other Compensation ($)(3)	Total ($)
George W. Hebard III	2013	428,519	—	—	—		3,825	432,344
Interim Principal Executive Officer, Interim Chief Operating Officer and Secretary(4)	2012	226,365	151,410	131,602	—		5,127	514,504
Richard L. Feinstein	2013	—	—	—	—		6,637	6,637
Vice President - Finance and Principal Financial Officer(5)
Andrew Rackear	2013	357,979	—	—	—		803,050	1,161,029
Former Vice President and General Counsel(6)	2012	338,738	151,525	56,538	87,633		9,790	644,224
Timothy G. Daly	2013	158,626	—	—	33,521		248	192,395
Former Vice President, Controller and Chief Accounting Officer(7)	2012	215,000	57,040	—	64,775	(8)	5,706	342,521
	2011	—	151,525	46,200	—		—	197,725
Aby Buchbinder	2013	91,044	—	—	—		424,081	515,125
Former Vice President, Clinical	2012	350,181	111,385	27,138	85,794		10,045	584,543
Development(9)	2011	349,789	179,140	—	95,000		10,596	634,525
Charles Conover	2013	104,185	—	—	—		405,680	509,865
Former Senior Vice President of Research & Development, Program Management(10)	2012	297,118	151,525	56,538	72,450		7,500	585,131

(1)	Dollar value of stock awards and option awards shown in this table is the aggregate grant date fair value of such awards calculated in accordance with FASB ASC Topic 718 without regard to forfeitures. Assumptions used in the calculations are included in our audited financial statements for the fiscal year ended December 31, 2013 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the SEC on March 14, 2014.

(2)	Includes cash bonus payments.

(3)	All Other Compensation for fiscal year 2013 includes the following:

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•	For Mr. Hebard, matching contribution to 401(k) plan of $3,825.

•	For Mr. Feinstein, $6,637 in fees for services rendered as our Vice President - Finance and Principal Financial Officer pursuant to the terms of his December 2013 independent contractor agreement.

•	For Mr. Rackear, (i) a $715,791 severance payment, (ii) matching contribution to 401(k) plan of $3,825, (iii) $11,312 in fees for services rendered as a consultant following the cessation of his employment in November 2013 pursuant to the terms of his November 2013 separation agreement, (iv) outplacement assistance of $8,000 and (v) $64,122 in COBRA coverage.

•	For Mr. Daly, matching contribution to 401(k) plan of $248.

•	For Dr. Buchbinder, (i) a $379,243 severance payment, (ii) matching contribution to 401(k) plan of $3,825, (iii) $20,737 in fees for services rendered as a consultant following the cessation of his employment in February 2013 pursuant to the terms of his February 2013 severance agreement, (iv) outplacement assistance of $4,000 and (v) $16,276 in COBRA coverage.

•	For Dr. Conover, (i) a $333,448 severance payment, (ii) matching contribution to 401(k) plan of $3,825, (iii) $48,131 in fees for services rendered as a consultant following the cessation of his employment in March 2013 pursuant to the terms of his April 2013 severance agreement, (iv) outplacement assistance of $4,000 and (v) $16,276 in COBRA coverage.

(4)	Mr. Hebard was appointed as our Interim Principal Executive Officer and Interim Chief Operating Officer in May 2012 and as our Secretary in November 2013. Mr. Hebard was not a named executive officer for fiscal year 2011 and therefore no information is presented for fiscal year 2011.

(5)	Mr. Feinstein was appointed as our Vice President - Finance and Principal Financial Officer in December 2013. Mr. Feinstein was not a named executive officer for fiscal year 2012 or 2011 and therefore no information is presented for fiscal year 2012 or 2011.

(6)	Mr. Rackear’s employment ceased in November 2013.

(7)	Mr. Daly’s employment ceased in August 2013.

(8)	Includes (i) a $25,000 sign-on bonus received by Mr. Daly on January 6, 2012 and (ii) a fiscal year 2012 cash incentive award of $39,775.

(9)	Dr. Buchbinder’s employment ceased in February 2013. Dr. Buchbinder continues to provide services as a consultant to our company.

(10)	Dr. Conover’s employment ceased in March 2013. Dr. Conover continues to provide services as a consultant to our company. Dr. Conover was not a named executive officer for fiscal year 2011 and therefore no information is presented for fiscal year 2011.

Grants of Plan-Based Awards for Fiscal Year 2013

No equity or non-equity awards were granted to our named executive officers during the fiscal year ended December 31, 2013.

Outstanding Equity Awards at December 31, 2013

The following table sets forth information with respect to unexercised options, and restricted stock awards and restricted stock units that have not vested for each of our named executive officers as of December 31, 2013. All of the information set forth in the following table reflects equitable adjustments that were approved by the Compensation Committee and made to then outstanding stock options and restricted stock units in connection with the special cash dividend of $1.60 per share of common stock that we paid on June 4, 2013 and the special cash dividend of $0.45 per share of common stock that we paid on December 23, 2013.

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	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
George W. Hebard III(2)	18,375	55,125	55,125	2.13	11/7/2022	64,235	74,512	64,235	74,512
	3,432	—	—	3.23	2/27/2022	—	—	—	—
Richard L. Feinstein(3)	—	—	—	—	—	—	—	—	—
Andrew Rackear(4)	6,250	18,750	18,750	2.44	1/17/2022	49,157	57,022	49,157	57,022
	—	—	—	—	—	26,219	30,413	26,219	30,413
	—	—	—	—	—	26,219	30,413	26,219	30,413
	—	—	—	—	—	49,157	57,022	49,157	57,022
Timothy G. Daly(5)	5,000	—	—	2.45	8/9/2014	—	—	—	—
Aby Buchbinder(6)	50,000	—	—	3.45	1/9/2016	—	—	—	—
	3,000	—	—	2.44	1/17/2022	—	—	—	—
Charles Conover(7)	6,000	—	—	10.10	2/6/2014	—	—	—	—
	3,000	—	—	11.80	3/26/2014	—	—	—	—
	6,250	—	—	2.64	1/17/2022	—	—	—	—

(1)	Calculated by multiplying the number of shares or units by the closing price of our common stock on December 31, 2013, which was $1.16.

(2)	Of Mr. Hebard’s unvested option awards, 55,125 options will vest in tranches of 18,375 options on each of November 7, 2014, November 7, 2015 and November 7, 2016 pursuant to his separation agreement. Of Mr. Hebard’s unvested restricted stock units, 32,117 restricted stock units will vest on November 7, 2014 and 32,118 restricted stock units will vest on November 7, 2015 pursuant to his separation agreement.

(3)	Mr. Feinstein was appointed as our Vice President - Finance and Principal Financial Officer in December 2013.

(4)	Of Mr. Rackear’s unvested options awards, 6,250 options vested on January 17, 2014, 6,250 options will vest on January 17, 2015 and 6,250 options will vest on January 17, 2016. Of Mr. Rackear’s unvested restricted stock units, 49,157 restricted stock units will vest on May 15, 2014, 26,219 restricted stock units will vest on August 12, 2014, 13,109 restricted stock units will vest on January 17, 2014, 13,110 restricted stock units will vest on January 17, 2015 and 49,157 restricted stock units are subject to vesting upon achievement of certain performance milestones by June 7, 2014 (if such performance milestones are not achieved by June 7, 2014, these 49,157 restricted stock units will expire on such date).

(5)	Mr. Daly’s employment ceased in August 2013.

(6)	Dr. Buchbinder’s employment ceased in February 2013.

(7)	Dr. Conover’s employment ceased in March 2013.

Option Exercises and Stock Vested for Fiscal Year 2013

The following table sets forth the information with respect to our named executive officers concerning option exercises and stock vested on an aggregated basis for the fiscal year ended December 31, 2013. All of the information set forth in the following table reflects equitable adjustments that were approved by the Compensation Committee and made to then outstanding stock options and restricted stock units in connection with the special cash dividend of $1.60 per share of common stock that we paid on June 4, 2013 and the special cash dividend of $0.45 per share of common stock that we paid on December 23, 2013.

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
George W. Hebard III	—	—	23,104	34,656
Richard L. Feinstein	—	—	—	—
Andrew Rackear	—	—	75,347	156,828
Timothy G. Daly	—	—	3,749	14,246
Aby Buchbinder	—	—	99,930	186,045
Charles Conover	—	—	73,044	145,277

(1)	Calculated by multiplying the number of shares or units by the closing price of our Common Stock on the date of vesting.

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Potential Payments Upon Termination or Change in Control

The potential termination and change in control-related payments described below were calculated in accordance with the terms of the individual’s employment or severance agreements with us described above under “Executive Officer Severance Agreements.” In accordance with SEC rules, the amounts below have all been calculated as of December 31, 2013 using, where applicable, the closing price of the Common Stock as of such date.

George W. Hebard III

Mr. Hebard is not covered by a severance or change in control agreement and, accordingly, he would not have been entitled to receive any termination or change in control-related payments as of December 31, 2013.

Richard L. Feinstein

Mr. Feinstein is not covered by a severance or change in control agreement and, accordingly, he would not have been entitled to receive any termination or change in control-related payments as of December 31, 2013.

Actual Payments Upon Termination

Departure of Andrew Rackear

Mr. Rackear’s employment as our Vice President and General Counsel ceased in November 2013. See “Executive Officer Severance Agreements” beginning on page 16 for a discussion of the actual payments made to Mr. Rackear in connection with his separation from our company.

Departure of Timothy G. Daly

Mr. Daly resigned as our Vice President, Controller and Chief Accounting Officer in August 2013. See “Executive Officer Severance Agreements” beginning on page 16 for a discussion of the actual payments made to Mr. Daly in connection with his separation from our company.

Departure of Aby Buchbinder

Dr. Buchbinder’s employment as our Vice President of Clinical Development ceased in February 2013. See “Executive Officer Severance Agreements” beginning on page 16 for a discussion of the actual payments made to Dr. Buchbinder in connection with his separation from our company.

Departure of Charles Conover

Dr. Conover’s employment as our Senior Vice President of Research & Development, Program Management ceased in March 2013. See “Executive Officer Severance Agreements” beginning on page 16 for a discussion of the actual payments made to Dr. Conover in connection with his separation from our company.

COMPENSATION COMMITTEE REPORT

All three current members of our Board currently constitute the Compensation Committee. Our Board consists of three independent members of our Board as defined in Rule 5605(a)(2) of the NASDAQ listing standards. Our Board, acting as the Compensation Committee, has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K under the Exchange Act with management, and based on these reviews and discussions, the Compensation Committee has recommended that the Compensation Discussion and Analysis be included in this proxy statement.

THE BOARD OF DIRECTORS ACTING AS THE COMPENSATION COMMITTEE
Jennifer I. McNealey, Chairwoman*
Jonathan Christodoro
Odysseas Kostas

*	When our Board acts as the Compensation Committee, Ms. McNealey acts as the Chairwoman of the Compensation Committee.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2013 regarding shares of Common Stock that may be issued under our equity compensation plans consisting of the 2011 Stock Option and Incentive Plan, the 2001 Incentive Stock Plan and the 1987 Non-Qualified Stock Option Plan:

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:	2,292,206	$6.99	4,897,670
Equity compensation plans not approved by security holders:	—	—	—
Total	2,292,206	$6.99	4,897,670

TRANSACTIONS WITH RELATED PERSONS

Our Board has adopted a formal written policy that we will not enter into any “related party transaction” (defined consistent with Item 404 of Regulation S-K under the Exchange Act) unless the Finance and Audit Committee or a comparable committee of disinterested directors approves such transaction. No member of the Finance and Audit Committee or comparable committee shall participate in the review or approval of any related party transaction or any material amendment thereto where that member is a related party in that transaction. In reviewing and approving any related party transaction or any material amendment thereto, the Finance and Audit Committee or comparable committee shall satisfy itself that it has been fully informed as to the related party’s relationship and interest and as to the material facts of the proposed related party transaction or material amendment, and shall determine that the related party transaction or material amendment thereto is fair to our company. Since January 1, 2013, there have been no such related party transactions.

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REPORT OF THE FINANCE AND AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

All three current members of our Board currently constitute the Finance and Audit Committee. Our Board consists of three independent members of our Board as defined in Rule 5605(a)(2) of the NASDAQ listing standards. Our Board adopted a written charter for the Finance and Audit Committee, a copy of which is available on our website at www.enzon.com.

The primary purpose of the Finance and Audit Committee is to monitor the integrity of our financial reporting process and financial statements, the systems of internal controls and controls over financial reporting, the compliance by our company with legal and regulatory requirements, and the performance and independence of our independent registered public accounting firm. Our management is responsible for the preparation, presentation and integrity of our financial statements and for the maintenance of policies and internal controls necessary to assure compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for planning and conducting an audit of our consolidated financial statements and effectiveness of our internal control over financial reporting and reviews of our quarterly financial statements and performing such other procedures required by applicable Statements of Auditing Standards. Our independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements present fairly, in all material respects, our financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States and discusses with us their independence and any other matters they are required to discuss with us or that they believe should be raised with us. We oversee these processes, although we must rely on the information provided to us and on the representations made by management and our independent registered public accounting firm.

Our Board, acting as the Finance and Audit Committee, has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2013 with management. Furthermore, our Board, acting as the Finance and Audit Committee, has discussed with our independent registered public accounting firm, EisnerAmper LLP, the matters required to be discussed by Statement of Auditing Standards No. 61, as amended. Also, our Board, acting as the Finance and Audit Committee, has received the written disclosures and letter from EisnerAmper LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding EisnerAmper LLP’s communications with the Finance and Audit Committee concerning independence, and has discussed with EisnerAmper LLP such auditing firm’s independence. Based on these reviews and discussions the Finance and Audit Committee recommended that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, the last fiscal period for filing such report with the SEC.

THE BOARD OF DIRECTORS ACTING AS THE FINANCE AND AUDIT COMMITTEE
Jonathan Christodoro, Chairman*
Odysseas Kostas
Jennifer I. McNealey

*	When our Board acts as the Finance and Audit Committee, Mr. Christodoro acts as the Chairman of the Finance and Audit Committee.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the close of business on March 31, 2014 concerning stock ownership of (i) each person known by us to own beneficially more than 5% of our outstanding common stock, (ii) each current director, (iii) each of our named executive officers and (iv) all of our current directors and current executive officers as a group. Information set forth in this table as to our directors, named executive officers and all directors and executive officers as a group is based upon information supplied by these individuals. Information in this table as to our greater than 5% stockholders is based solely upon the Schedules 13D or 13G filed by these stockholders with the SEC. Where information is based on a Schedule 13D or 13G, the number of shares owned is as of the date for which information was provided in such schedules.

Name and Address of Beneficial Owner or Identity of Group(1)	Amount and Nature of Beneficial Ownership(2)		Percentage of Voting Stock Outstanding(3)

Jonathan Christodoro	—		—
Odysseas Kostas	—		—
Jennifer I. McNealey	—		—
George W. Hebard III	50,662	(4)	*
Richard L. Feinstein	—		—
Andrew Rackear	111,161	(5)	*
Timothy G. Daly	7,187	(6)	*
Aby Buchbinder	150,438	(7)	*
Charles Conover	73,590	(8)	*
Group comprised of Carl C. Icahn and affiliated entities	5,904,863	(9)	13.39%
BlackRock, Inc..	5,161,999	(10)	11.71%
Group comprised of Stonepine Capital, L.P., Stonepine Capital Management, LLC, Jon M. Plexico and Timothy P. Lynch	4,200,000	(11)	9.53%
All Current Directors and Current Executive Officers as a group (5 persons)	50,662	(12)	* %

*	Less than one percent

(1)	The addresses of all executive officers and directors listed in this table is c/o Enzon Pharmaceuticals, Inc., 20 Kingsbridge Road, Piscataway, New Jersey 08854.

(2)	Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. With respect to each person set forth in the table, shares subject to stock options held by such person that were exercisable as of March 31, 2014 or will become exercisable within 60 days after March 31, 2014 and restricted stock units held by such person that vest within 60 days of March 31, 2014 are deemed to be outstanding and to be beneficially owned by such person for the purpose of computing the percentage ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all the shares beneficially owned, subject to community property laws where applicable.

(3)	Based on 44,093,820 shares of common stock which were issued and outstanding as of the close of business on March 31, 2014. Each share of common stock is entitled to one vote. The percentage of voting stock outstanding for each person set forth in the table is calculated by dividing (i) the number of shares of common stock deemed to be beneficially held by such person as of March 31, 2014 by (ii) the sum of (A) the number of shares of common stock outstanding as of March 31, 2014, plus (B) the number of shares of common stock subject to stock options held by such person that were exercisable as of March 31, 2014 or will become exercisable within 60 days after March 31, 2014, plus (C) restricted stock units held by such person that vest within 60 days of March 31, 2014.

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(4)	Includes 21,807 shares subject to options which were exercisable as of March 31, 2014 or which become exercisable within 60 days after March 31, 2014.

(5)	Includes (i) 6,250 shares subject to options which were exercisable as of March 31, 2014 or which become exercisable within 60 days after March 31, 2014 and (ii) 49,157 restricted stock units that vest within 60 days of March 31, 2014.

(6)	Includes 5,000 shares subject to options which were exercisable as of March 31, 2014 or which become exercisable within 60 days after March 31, 2014.

(7)	Includes 53,000 shares subject to options which were exercisable as of March 31, 2014 or which become exercisable within 60 days after March 31, 2014.

(8)	Includes 15,250 shares subject to options which were exercisable as of March 31, 2014 or which become exercisable within 60 days after March 31, 2014.

(9)	Information concerning stock ownership was obtained from Amendment No. 6 to the Schedule 13D filed with the SEC on November 13, 2012 by Carl C. Icahn and various entities affiliated with him. The address for Carl C. Icahn and entities affiliated with him is 767 Fifth Avenue, 47th Floor, New York, New York 10153. Mr. Icahn and entities affiliated with him have reported sole voting and dispositive power over all 5,904,863 shares.

(10)	Information concerning stock ownership was obtained from Amendment No. 5 to the Schedule 13G filed with the SEC on January 10, 2014. The address for BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022. BlackRock, Inc. reported sole voting power with respect to 5,075,483 shares and sole dispositive power with respect to all 5,161,999 shares.

(11)	Information concerning stock ownership was obtained from the Schedule 13G filed with the SEC on March 13, 2014. The address for Stonepine Capital, L.P., Stonepine Capital Management, LLC, Jon M. Plexico and Timothy P. Lynch is c/o Stonepine Capital Management, LLC, 475 Gate Five Road, Suite 320, Sausalito CA 94965. Stonepine Capital, L.P., Stonepine Capital Management, LLC, Jon M. Plexico and Timothy P. Lynch is c/o Stonepine Capital Management, LLC each reported shared voting and dispositive power with respect to all 4,200,000 shares. Stonepine Capital Management, LLC is the general partner of Stonepine Capital, L.P., and therefore may be deemed to be the beneficial owner of the shares beneficially owned by Stonepine Capital, L.P. Jon M. Plexico and Timothy P. Lynch are the managing members of Stonepine Capital Management and may be deemed to be the beneficial owners of the shares held by Stonepine Capital, L.P. as they may direct the vote and disposition of such shares. Each of Messrs. Plexico and Lynch disclaim beneficial ownership of the shares except to the extent of their respective pecuniary interest therein.

(12)	Includes 21,807 shares subject to options which were exercisable as of March 31, 2014 or which become exercisable within 60 days after March 31, 2014.

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PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On August 7, 2013, the Finance and Audit Committee dismissed KPMG LLP as our independent registered public accounting firm and appointed EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2013 with the goal of reducing our ongoing audit fees. At our 2013 annual meeting of stockholders held on November 20, 2013, our stockholders ratified the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2013. The Finance and Audit Committee has appointed EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. Our Board recommends that the stockholders ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 at the 2014 Annual Meeting. Representatives of EisnerAmper LLP are expected to be present at the 2014 Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

KPMG LLP’s audit reports on our financial statements for each of the two fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG LLP’s audit report dated March 18, 2013 with respect to our financial statements included the following explanatory paragraph: “As stated in Note 1 to the consolidated financial statements, in December 2012, the Company announced that its Board of Directors has retained a financial advisor to assist in reviewing the possible sale or disposition of one or more corporate assets or a sale of the Company and established a special committee to oversee the Company’s sale review process. In connection with the sale review process, the Company has announced plans to suspend all clinical development activities.” The audit report of KPMG LLP dated March 18, 2013 on the effectiveness of internal control over financial reporting as of December 31, 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG LLP’s report indicates that we did not maintain effective controls over financial reporting as of December 31, 2012 because of the effect of a material weakness on the achievement of objectives of control criteria and contains an explanatory paragraph which states: “A material weakness related to management’s review of accounting for non-routine, complex technical accounting matters has been identified and included in management’s assessment.” In connection with KPMG LLP’s audits of our financial statements for the fiscal years ended December 31, 2012 and 2011 and in the subsequent interim period through August 7, 2013, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of KPMG LLP would have caused KPMG LLP to make reference to the matter in their audit reports. In connection with KPMG LLP’s audits of our financial statements for the fiscal years ended December 31, 2012 and 2011 and in the subsequent interim period through August 7, 2013, there was a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K) related to a material weakness in our internal control over financial reporting as disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “2012 Form 10-K”). As disclosed in the 2012 Form 10-K, our management concluded that, as of December 31, 2012, our internal control over financial reporting was not effective because of the existence of a material weakness related to management’s review of accounting for non-routine, complex technical accounting matters. KPMG LLP’s audit report dated March 18, 2013 with respect to our internal control over financial reporting as of December 31, 2012 opined that we did not maintain effective internal control over financial reporting as of December 31, 2012 because of this material weakness. The subject matter of this material weakness was discussed by our management and the Finance and Audit Committee with KPMG LLP. We have authorized KPMG LLP to respond fully to the inquiries of the successor independent registered public accounting firm concerning this material weakness. We provided KPMG LLP with a copy of the above disclosures and requested that KPMG LLP furnish us with a letter addressed to the SEC stating whether it agrees with such disclosures. A copy of KPMG LLP’s letter, dated August 12, 2013, is filed as Exhibit 16.1 to our Current Report on Form 8-K filed on August 12, 2013. Subsequently, we took steps to remediate this material weakness and concluded this material weakness no longer existed as of March 31, 2013. On March 14, 2014, EisnerAmper LLP issued an unqualified report on the effectiveness of our internal control over financial reporting as of December 31, 2013, which was included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

24

Pre-Approval Policies and Procedures

The Finance and Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair the accountants’ independence. The Finance and Audit Committee specifically pre-approves all audit fees, audit related fees, tax service fees and all other fees. The Finance and Audit Committee has delegated authority to the Chair of the Finance and Audit Committee to approve any services not specifically pre-approved by the Finance and Audit Committee provided that disclosure of such services and fees is made to the Finance and Audit Committee at the next scheduled meeting following such approval.

Audit Fees, Audit Related Fees, Tax Fees and All Other Fees

The following table sets forth the aggregate fees paid or payable for services provided to us by KPMG LLP and EisnerAmper LLP for professional services rendered for the fiscal years ended December 31, 2013 and 2012. The Finance and Audit Committee considered whether the provision of these services by each KPMG LLP and EisnerAmper LLP was compatible with maintaining each firm’s independence and concluded that each firm was “independent.”

	KPMG		EisnerAmper
	Fiscal Year Ended December 31, 2013	Fiscal Year Ended December 31, 2012	Fiscal Year Ended December 31, 2013	Fiscal Year Ended December 31, 2012
Audit Fees(1)	$62,400	$378,000	$60,000	0
Audit-Related Fees(2)	0	0	19,000	$15,750
All Other Fees(3)	4,100	52,858	10,000	75,950
Total Fees	$66,500	$430,858	$89,000	$91,700

(1)	For the fiscal year ended December 31, 2013, “Audit Fees” paid or payable to KPMG LLP included services relating to the review of quarterly financial statements, issuance of consents and review of documents filed with the SEC. For the fiscal year ended December 31, 2012, “Audit Fees” paid or payable to KPMG LLP included services relating to the audit of our annual consolidated financial statements and management effectiveness of internal controls over financial reporting, review of quarterly financial statements, issuance of consents, review of documents filed with the SEC and accounting consultations. For the fiscal year ended December 31, 2013, “Audit Fees” paid or payable to EisnerAmper LLP included services relating to the audit of our annual consolidated financial statements and management effectiveness of internal controls over financial reporting, review of quarterly financial statements, issuance of consents, review of documents filed with the SEC and accounting consultations.

(2)	For the fiscal years ended December 31, 2013 and 2012, “Audit-Related Fees” paid or payable to EisnerAmper LLP consisted of fees related to an audit of the employee benefit plan of our company.

(3)	For the fiscal year ended December 31, 2013, “All Other Fees” paid or payable to KPMG LLP consisted of fees related to the successor auditor work paper review. For the fiscal year ended December 31, 2012, “All Other Fees” paid or payable to KPMG LLP consisted of fees related to an enterprise risk assessment and subscription fees for an online accounting research tool. For the fiscal year ended December 31, 2013, “All Other Fees” paid or payable to EisnerAmper LLP consisted of tax preparation services. For the fiscal year ended December 31, 2012, “All Other Fees” paid or payable to EisnerAmper LLP consisted of consultative services associated with internal controls.

Recommendation

Our Board recommends a vote “FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal No. 2 on the proxy card).

25

PROPOSAL NO. 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, our Board is asking stockholders to approve an advisory resolution on executive compensation. The advisory vote is a non-binding vote on the compensation of our named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The text of the resolution is as follows:

RESOLVED, that the stockholders of Enzon Pharmaceuticals, Inc. hereby approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2014 annual meeting of stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis section and the Summary Compensation Table and related compensation tables and narrative discussion within the “Executive Compensation” section of the Company’s proxy statement.

We urge you to read the Compensation Discussion and Analysis, which discusses how our compensation policies and procedures implement our compensation philosophy. You should also read the Summary Compensation Table and other related compensation tables and narrative disclosure which provide additional details about the compensation of the executive officers in 2013 whose compensation is disclosed in this proxy statement.

The vote regarding the compensation of our named executive officers described in this Proposal No. 3, referred to as a “say-on-pay advisory vote”, is advisory, and is therefore not binding on our company or our Board. Although non-binding, our Board values the opinions that stockholders express in their votes and will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs as they deem appropriate.

Recommendation

Our Board recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Exchange Act (Proposal No. 3 on the proxy card).

26

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Ownership of and transactions in our common stock by our executive officers and directors and owners of 10% or more of outstanding our common stock are required to be reported to the SEC pursuant to Section 16(a) of the Exchange Act. Based solely on our review of these reports and written representations from certain reporting persons, during the fiscal year ended December 31, 2013, all such reports were filed in a timely manner.

ANNUAL REPORT TO STOCKHOLDERS

We will provide to each of our stockholders, without charge and upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013. Any such written request should be directed to our Secretary, Enzon Pharmaceuticals, Inc., at 20 Kingsbridge Road, Piscataway, New Jersey 08854. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 can also be obtained by clicking the SEC Filings link from the Investors and Media page on our website at www.enzon.com or directly from the SEC’s website at www.sec.gov. Our website and the information contained therein or connected thereto are not intended to be incorporated into this proxy statement.

STOCKHOLDER PROPOSALS

Stockholder proposals intended for inclusion in the proxy statement for next year’s annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be directed to the Secretary, Enzon Pharmaceuticals, Inc., at 20 Kingsbridge Road, Piscataway, New Jersey 08854, and must be received by December 17, 2014, provided that, if the date of next year’s annual meeting changes by more than 30 days from the one-year anniversary of the 2014 Annual Meeting (i.e., May 28, 2015), then the deadline is a reasonable time before we begin to print and send proxy materials for such annual meeting. In order for proposals of stockholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Secretary at the above address by February 27, 2015, provided that, if the date of next year’s annual meeting changes by more than 25 days from the one-year anniversary of the 2014 Annual Meeting (i.e., May 28, 2015), such proposals must be received by the Secretary at the above address by the close of business on the 10th day following the day on which public disclosure of the date of such annual meeting is made.

OTHER MATTERS

Our Board is not aware of any other matters that are to be presented for action at the 2014 Annual Meeting. However, if any other matters properly come before the 2014 Annual Meeting, your shares of Common Stock will be voted in accordance with the discretion of the designated proxy holders (who are identified on the enclosed proxy card).

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

By Order of the Board of Directors,

George W. Hebard III
Secretary

Piscataway, New Jersey April 16, 2014

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

ENZON PHARMACEUTICALS, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on May 27, 2014.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS LISTED IN PROPOSAL NO. 1 AND "FOR" PROPOSALS NO. 2 AND NO. 3 AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE 2014 ANNUAL MEETING. THE BOARD OF DIRECTORS HAS PROPOSED AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS LISTED IN PROPOSAL NO. 1 AND "FOR" PROPOSALS NO. 2 AND NO. 3.

The Board of Directors recommends a vote FOR all Nominees:

Nominee	For	Against	Abstain
1. Jonathan Christodoro	☐	☐	☐
2. Odysseas Kostas	☐	☐	☐
3. Jennifer I. McNealey	☐	☐	☐

The Board of Directors recommends a vote FOR proposals 2 and 3.

Vote On Independent Registered Public Accounting Firm

Advisory Say-on-Pay Vote

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

☐ For address changes/comments, please check this box and write them below, to the left, where indicated.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ______________________ **Signature** ______________________ **Date** ____________, **2014.**

This proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name(s) appear(s) hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

ENZON PHARMACEUTICALS, INC.

ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Wednesday, May 28, 2014

The undersigned hereby appoints George W. Hebard III and Richard L. Feinstein, and each of them, as proxies, with full power of substitution in each of them, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, on all proposals and in the discretion of the proxies on such other matters as may properly come before the 2014 annual meeting of stockholders of Enzon Pharmaceuticals, Inc. (the "Company") to be held on May 28, 2014 at 10:00 a.m., local time, or any adjournment(s), postponement(s), or other delay(s) thereof (the "2014 Annual Meeting"), all shares of common stock of the Company to which the undersigned is entitled to vote at the 2014 Annual Meeting.

If you sign and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares "FOR" each of the nominees to the Board of Directors listed in Proposal No. 1 and "FOR" Proposals Nos. 2 and 3.

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)